Exhibit 10.1

IDAHO MANAGEMENT AGREEMENT

THIS BUSINESS MANAGEMENT AGREEMENT, dated April 15, 2009, amends any prior management agreements by and between BIG JOHN'S, LLC (John Hofman), and BROWNWICK, LLC.

BROWN WICK, LLC desires BIG JOHN'S, LLC (John Hofman) to manage the day to day business activities of its company and provide business space.

1.

Authorization To Manage

BROWNWICK, LLC hereby authorizes BIG JOHN'S, LLC (John Hofman) to manage the day to day business affairs of BROWNWICK, LLC.

2.

Term

The term of this MANAGEMENT AGREEMENT shall commence on April 15, 2009 and shall expire upon management vote.

3.

Management Fee

The monthly management fee shall be paid in advance as follows

May 2009 $9200.00

This monthly amount will continue in each succeeding month thereafter. It can only be changed upon management vote.

4.

Entire Agreement

This instrument constitutes the entire agreement between the parties on the subject matter hereof and shall not be amended, altered, or changed except by a further writing signed by parties hereto.

5.

Notices

Service of all notices under this Agreement shall be sufficient if given personally or mailed certified, return receipt requested, postage prepaid, at the address hereinafter set forth, or to such address as such party may provide in writing from time to time.

This MANAGEMENT AGREEMENT shall be construed and enforced according to the laws of the State of Idaho.

WITNESS THE SIGNATURES OF THE PARTIES TO THIS MANAGEMENT AGREEMENT

COMPANY BROWNWICK. LLC

Sign:	/s/ Bruce P. Crane	Print:	Bruce P. Crane

Date:	4-15-09

MANAGER BIG JOHN’S, LLC (John Hofman)

Sign:	/s/ John B. Hofman	Print:	John B. Hofman

Date:	4-15-09